Plant and equipment, net (Tables)	12 Months Ended
Jun. 30, 2012
Property, Plant and Equipment [Abstract]
Schedule of components of plant and equipment

	June 30, 2012	June 30, 2011
Buildings and improvements	$10,833,976	$10,580,909
Mine development cost	11,446,035	11,178,672
Machinery and equipment	7,320,964	7,149,957
Other equipment	436,810	421,189
Total	30,037,785	29,330,727
Less accumulated depreciation	(13,825,801)	(12,173,185)
Total plant and equipment, net	$16,211,984	$17,157,542